UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 20, 2011
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

625 E. Kaliste Saloom Road
Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     (a) On October 20, 2011, the Board of Directors of Stone Energy Corporation (the “Company”) amended the Company’s Code of Business Conduct and Ethics (the “Code”). The principal amendments to the Code were as follows:
          (i) Revising the “Introduction” to clarify that all directors, officers and employees (collectively, the “Covered Persons”) should comply with both the letter and the spirit of the Code;
          (ii) Revising the “Conflicts of Interest” provision to clarify that conflicts of interest may arise in situations involving a Covered Person or a Covered Person’s family members;
          (iii) Revising the “Insider Trading” provision to clarify that all covered persons must comply with the Company’s Policy on Insider Trading;
          (iv) Revising the “Corporate Opportunities” provision to clarify that corporate opportunities are broader than merely those opportunities discovered;
          (v) Revising the “Record-Keeping” provision to clarify that Covered Persons (1) should avoid inappropriate characterizations of people and companies that can be misunderstood and (2) who fail to retain or destroy any records with the intent to impede, obstruct or influence an investigation or proper administration of any litigation or governmental investigation will violate the Code;
          (vi) Revising the “Reporting any Illegal or Unethical Behavior” provision to clarify that Covered Persons should report violations of applicable laws, rules and regulations, including, without limitation, the listing requirements of the NYSE;
          (vii) Revising the “Financial and Accounting Officers and Managers” provision to clarify that the Company’s Financial and Accounting Officers and Managers, including the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and Controller (collectively, the “Senior Financial Officers”) (1) fulfill their responsibility under Section 15 of the Code by prohibiting and eliminating the occurrence of actual or apparent conflicts of interest between what is in the best interest of the Company and what could result in material personal gain for a member of the financial organization, including the Senior Financial Officers, and (2) will accept accountability for adherence to the Code; and
          (viii) Revising the “Amendments” provision to specify that if an amendment to the Code is made, appropriate disclosure will be made within two business days after such amendment has been made in accordance with legal requirements and the NYSE listing requirements.
     A copy of the Code, as amended and restated, is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated in this Item 5.05 by reference. A current copy of the Code is also available at the “Corporate Governance” section of the Company’s website, http://www.stoneenergy.com, or a copy of the Code is also available, free of charge by writing the Company at: Chief Financial Officer, Stone Energy Corporation, P.O. Box 52807, Lafayette, LA 70505.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

14.1	Code of Business Conduct and Ethics (Amended and Restated on October 20, 2011).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: October 24, 2011	By:	/s/ J. Kent Pierret J. Kent Pierret
Senior Vice President,
Chief Accounting Officer
and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
14.1	Code of Business Conduct and Ethics (Amended and Restated on October 20, 2011).